Note 6 - Investment Securities Available for Sale - Debt Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Due after five years through ten years, amortized cost	$ 1,500
Due after five years through ten years, fair value	1,510
Due after ten years, amortized cost	6,099
Due after ten years, fair value	6,113
Total, amortized cost	7,599	$ 6,682
Total, fair value	$ 7,623	$ 6,680